Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events:
19.      Subsequent Events:
  In January, 2018, the Company took delivery of the Newcastlemax vessel Star Eleni (ex HN 1342), which, was financed under a bareboat charter accounted for as a capital lease, from CSSC (Hong Kong) Shipping Company Limited, as described in Note 6.
  In January 2018, the Company received a committed term sheet from a major commercial banking institution for the refinancing of the outstanding balance of the loan agreement with Commerzbank. The completion of the transaction is subject to customary definitive documentation, and the Company expects the refinancing to be completed in April 2018.
  In February 2018, the Company received a committed term sheet from ABN Amro N.V for the refinancing of the balloon installments of ABN $87,458 Facility. The completion of the transaction is subject to customary definitive documentation and the Company expects the refinancing to be completed in December 2018.
  As described in Note 8 above, in February 2018, the Company paid $35,632 to all parties under its Supplemental Agreements, representing the excess cash resulted from the excess cash mechanism as of December 31, 2017.
  On February 27, 2018, Company's Board of Directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”) and reserved for issuance 700,000 common shares thereunder. The terms and conditions of the 2018 Plan are substantially similar to the terms and conditions of the Company's previous equity incentive plans. On the same date, 396,500 restricted common shares were granted to certain of the Company's directors and officers of which 253,500 restricted common shares vest on August 27, 2018, 71,500 restricted common shares vest on February 27, 2019 and the remaining 71,500 restricted common shares vest on February 27, 2021. The fair value of each share was $12.36, based on the closing price of the Company's common shares on February 26, 2018.